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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report ( Date of earliest event reported)             May 24, 2000


                        NATIONAL SERVICE INDUSTRIES, INC.
          (Exact Name of Registrant as Specified in its Charter)



      Delaware                 1-3208                        58-0364900
 (State or Other             (Commission                (I.R.S. Employer
 Jurisdiction of             File Number)               Identification Number)
 Incorporation )

            1420 Peachtree Street, N. E., Atlanta, Georgia 30309-3002
               (Address of Principal Executive Offices) (Zip Code)



                                 (404) 853-1000
              (Registrant's Telephone Number, Including Area Code)

                                      None
              (Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report)

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Item 5.   Other Events.

     See the Registrant's press release, dated May 24, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

          (c) Exhibit 99 Press Release



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NATIONAL SERVICE INDUSTRIES, INC.



                            By: /s/ Brock A. Hattox
                                Brock A. Hattox
                                Executive Vice President and
                                Chief Financial Officer



Date:             May 25, 2000



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                                 EXHIBIT INDEX

Exhibit 99.  Registrant's press release dated May 24, 2000.  See page 4.